Exhibit 99.1

May 2016 Rock Creek Pharmaceuticals, Inc. (OTCQB: RCPI)

Forward Looking Statements Certain statements contained in this presentation constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "projects" and similar expressions. The statements in this release are based upon the current beliefs and expectations of our company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward - looking statements. Numerous factors could cause or contribute to such differences, including, but not limited to, failure to obtain sufficient capital resources to fund our development program and operations, results of clinical trials and/or other studies, the challenges inherent in new product development initiatives, including the continued development and approval of anti - inflammatory drug candidates, the effect of any competitive products, our ability to license and protect our intellectual property, our ability to raise additional capital in the future that is necessary to maintain our business and continue our development program, changes in government policy and/or regulation, potential litigation by or against us, any governmental review of our products or practices, pending litigation matters, as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our annual report on Form 10 - K for the fiscal year ended December 31 , 201 5 filed on March 22 , 201 6 . We undertake no duty to update any forward - looking statement or any information contained in this presentation or in other public disclosures at any time. 2

Overview 3 Rock Creek Pharmaceuticals is a n emerging drug development company focused on the discovery , development and commercialization of new drugs, formulations and compounds that provide therapies for chronic and acute inflammatory diseases.

Investment Highlights • F ocused on discovery, development and commercialization of prescription pharmaceuticals which exploit the recently discovered cholinergic anti - inflammatory system with d istinct ly different mechanism of action compared to NSAIDs, steroids and biologics • Topical safety and efficacy clinical trial anticipated to begin Q4 2016 for Psoriasis • Platform development opportunity with multiple disease a pplicability • Large multi $ billion market opportunity • Anti - inflammatory effects of lead drug molecule observed in numerous pre - clinical and clinical studies published in peer reviewed scientific journals since 2011 • Extensive in - human experience from pharmaceutical trials and n utraceutical clinical studies and product sales • Completed M.H.R.A. (UK/EU) approved Oral Phase I clinical trial with positive results • Supported by b road intellectual property portfolio and proprietary/scientific know - how • Experienced business and scientific team with direct access to significant development resources 4

5 • Small molecule • Exhibits anti - inflammatory pharmacological characteristics • Crosses blood brain barrier • Excellent bioavailability • Well tolerated as dietary supplement by several hundred thousand users Potential Therapeutic Indications • Dermatology Psoriasis, Atopic Dermatitis • Arthritic Conditions Osteoarthritis • Inflammatory Bowel Ulcerative Colitis • Auto - Immune Thyroiditis • CNS Alzheimers ’, Multiple Sclerosis, Autism Spectrum Disorder Lead Compound: Anatabine Citrate

Platform Relevant Data 6 Anatabine Autoimmune Diseases 2014 2013 2011 2012 Alzheimer’s Disease Inflammation 2014 2013 2013 2015

03/01/14 • Thirteen Issued (or in “grant phase”) US /Foreign Anatabine - related patents • Novel Compound: Anatabine Citrate • US Patent #: 8,557,999 Issue Date: 10/15/2013 • Method of Anatabine large - scale synthesis • Twenty US and foreign patents pending for “use” of Anatabine, and salts thereof , its isomers and derivatives for inflammatory conditions: • Psoriasis, t hyroiditis , arthritis, A lzheimer’s disease, multiple sclerosis , a utism s pectrum d isorder, inflammatory lung disease, etc . • Ongoing Intellectual Property Generation Initiatives Intellectual Property 7 7

JAK STAT3 GSK3ß P65 NFkB Activated P65 NFkB P - STAT3 Inflammatory molecule Receptor Inflammatory cytokines TNF - α , IL - 1, IL - 6, etc. Anatabine Signaling Pathways: Mechanism of Action 8

Inhibition of Activated NF-*k*B with Anatabine

RockCreek Pharmaceuticals, Inc.

# HIGH RESOLUTION LASER CONFOCAL STUDY (560X Magnification)

- Human Inflammatory Cells - Microglia
- Treated with TNF$\alpha$ as inflammatory stimulus
- Fluoresence Immunostaining showing "green" activated NF*k*B, in relation to "blue" cell nucleus
- Simultaneous treatment with Anatabine, showing reduction of NF*k*B activation after 15 minutes

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10 Inhibition of Activated NF - k B with Anatabine Control TNFα 25ng/ml TNFα + Anatabine Human Microglia

# Preclinical Model of Multiple Sclerosis

RockCreek Pharmaceuticals, Inc.

## Experimental Autoimmune Encephalomyelitis (EAE) Model

- Mice injected at 0 hr and 48 hrs with 300 µg of Pertussis toxin
- Day 1, 10 Week-old C57Bl6/J Female mice immunized with 300 µg of murine MOG35-55 (myelin oligodendrocyte glycoprotein)
- Mice randomized into 2 groups:
  - Placebo group (n=15) receiving regular drinking water
  - Anatabine group (n=15) receiving 20 mg/kg of Anatabine diluted in drinking water
- Mice evaluated for clinical signs daily (0= no clinical sign; 1= tail paresis; 2= paresis of one hind limb; 3= paresis of two hind limbs; 4= moribund; 5= death)

* Paris D, Beaulieu-Abdelahad D, Mullan M, Ait-Ghezala G, Mathura V, et al. (2013) Amelioration of Experimental Autoimmune Encephalomyelitis by Anatabine. PLoS ONE 8(1): e55392. doi:10.1371/journal.pone.0055392

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Reduced nerve damage in Anatabine treated EAE mouse spinal cord 12 Preclinical Model of Multiple Sclerosis * Paris D, Beaulieu - Abdelahad D, Mullan M, Ait - Ghezala G, Mathura V, et al. (2013) Amelioration of Experimental Autoimmune Encephalomyelitis by Anatabine. PLoS ONE 8(1): e55392. doi:10.1371/journal.pone.0055392

Preclinical Model of Multiple Sclerosis

RockCreek Pharmaceuticals, Inc.



Incidence of Hind Limb Paresis
87.5
70.
52.5
35.
17.5
0.
0 2 4 6 8 10 12 14 16 18
Day After MOG Vaccination
Placebo (n=15)
Anatabine (n=15)

* Paris D, Beaulieu-Abdelahad D, Mullan M, Ait-Ghezala G, Mathura V, et al. (2013) Amelioration of Experimental Autoimmune Encephalomyelitis by Anatabine. PLoS ONE 8(1): e55392. doi:10.1371/journal.pone.0055392

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Preclinical Model of Multiple Sclerosis

RockCreek Pharmaceuticals, Inc.

Normalization of Inflammatory Spleen Cytokines in EAE mice by Anatabine



Spleen Cytokine (% of control)
500.
375.
250.
125.
0.
IFNγ
IL-1ß
IL-6
TNF-α
Control
EAE Placebo
EAE Anatabine

* Paris D, Beaulieu-Abdelahad D, Mullan M, Ait-Ghezala G, Mathura V, et al. (2013) Amelioration of Experimental Autoimmune Encephalomyelitis by Anatabine. PLoS ONE 8(1): e55392. doi:10.1371/journal.pone.0055392

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# Autoimmune Thyroiditis: Human Study

RockCreek Pharmaceuticals, Inc.

- Anatabine Citrate in Human Thyroid Health
- Double-blind, randomized, placebo-controlled, parallel group study
  - 9-24 mg/d Anatabine Citrate or placebo, each containing vitamins A and $D_3$
  - Orally 3x daily for 3 months
  - 165 patients randomized (146 completed efficacy evaluation – 70 anatabine & 76 placebo)
  - ~50% of patients were taking levothyroxine
- Primary Outcome: Safety and Tolerability
- Secondary Outcome: Anti-thyroid auto-antibodies, thyroid structure, and thyroid function
- 5 visits over 12 weeks



Hashimoto's thyroiditis cytology showing lymphocytes and Hurthle cell metaplasia

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Lowell R. Schmeltz et al. Anatabine Supplementation Decreases Thyroglobulin Antibodies in Patients With Chronic Lymphocytic Autoimmune (Hashimoto's) Thyroiditis: A Randomized Controlled Clinical Trial. J Clin Endocrinol Metab, January 2014, 99(1):E137–E142

Anti - thyroglobulin Antibodies in Anatabine Citrate Treated Thyroiditis Patients were Reduced 16 Lowell R. Schmeltz et al . Anatabine Supplementation Decreases Thyroglobulin Antibodies in Patients With Chronic Lymphocytic Autoimmune (Hashimoto’s) Thyroiditis: A Randomized Controlled Clinical Trial. J Clin Endocrinol Metab , January 2014, 99(1):E137 – E142 Autoimmune Thyroiditis: Human Study ⬤ Placebo Anatabine

New Zealand Pharmacodynamic Study 17 Determination of the Blood Pharmacodynamic Effects following a Single Dose of Oral Anatabine Citrate in Normal, Healthy Volunteers • New Zealand Ministry of Health Ethics Committee Approval • Determination as to whether a single dose of orally administered anatabine citrate could reduce activation of inflammatory proteins (STAT 3 & NF - kB ) in human white blood cells • Blood samples from ten healthy human subjects, collected before and after oral administration of anatabine citrate • Blood samples immediately challenged with lipopolysaccharide (LPS) Data analysis showed statistically significant (p<0.05) reductions in LPS stimulated levels of inflammatory biomarkers NF - kB and STAT3 in human white blood cells after a single oral dose of anatabine citrate

18 Phase I (PD) and (PK) Data • U.K. Phase I clinical trial approved and regulated by the United Kingdom’s Medicines and Healthcare Products Agency (MHRA) • Three Part Trial; 10 - 14 healthy human subjects; Testing for safety and tolerability; Over 100 doses varied by dose and time release profile • Well tolerated, no serious adverse events or safety issues leading to study withdrawal • Consistent pharmacokinetic (PK) profiles • Study Included Pharmacodynamic (PD) analysis of drug effect on inflammatory responses induced in blood samples taken from human volunteers • STAT 3 activity was shown to be significantly reduced in blood samples taken after drug administration compared to blood samples taken pre - administration of drug

Focus on Psoriasis and Related Skin Disorders 19 • Establish Proof of Concept • Expedient development pathway (As compared to Alzheimers ’ disease, auto immune thyroiditis and multiple sclerosis) • Lead compound targets biology of Psoriasis ( k eratinocyte hyper - proliferation and inflammation) • Well absorbed in skin, allowing direct targeting of psoriatic lesions • Can easily observe changes in molecular drivers in real time with biopsy • Current topical treatments (steroids specifically) have limiting local and systemic side effects limiting treatment duration • Large unmet need, especially in mild - to - moderate disease

20 Psoriasis Pathogenesis

Control TPA TPA+ Anatabine Topical Psoriasis : TPA Rodent Model 21 Skin Sections: Epidermal staining (arrowed)

NF k - B Activation (P - p65NF k - B) 22 Psoriasis : TPA Rodent Model

P - STAT3 Immuno - Staining 23 STAT3 Activation (P - STAT3) Psoriasis : TPA Rodent Model

24 Reduction in Skin TNFα levels with Anatabine treatment Psoriasis : TPA Rodent Model

25 Psoriasis: Imiquimod Rodent Model • Imiquimod (IMQ): Potent i mmune a ctivator • Clinically recognized m odel of human plaque - type psoriasis • Characterized by: 1. Histological epidermal changes 2. Inflammatory cell infiltration 3. Keratinocyte proliferation 4. Spleen and lymph node enlargement 5. I ncreased levels of cytokines such as TNFa , IL - 17 & IL - 23

26 Control IMQ IMQ + Placebo IMQ + Antabine Ointment IMQ + Betamethasone Psoriasis: Imiquimod Rodent Model Skin Sections: Epidermal staining (arrowed)

Atopic Dermatitis (Eczema) TMA Rodent Model Day 0 Timeline of trimellitic anhydride (TMA) treatments 50µL 5% TMA (Flank skin) Day 5 10µL 5% TMA (Ears) Day 6 to Day 14 (daily treatment) 10µL 2% TMA (Ears) Anatabine cream or ointment (Ears) Timeline of anatabine treatments (cream or ointment) Day 9 to Day 14 (daily treatment ) 27

28 Control TMA TMA + Anatabine Cream TMA + Anatabine Ointment Atopic Dermatitis (Eczema) TMA Rodent Model Skin Sections: Epidermal staining (arrowed)

29 Control (n=8) Anatabine Treatment Begins Atopic Dermatitis (Eczema) TMA Rodent Model TMA alone (n=8) TMA + Anatabine Cream (n=8) TMA + Anatabine Ointment (n=8) Effect of Anatabine treatments on ear thickness

# Key Dermatology Scientific Advisors

RockCreek Pharmaceuticals, Inc.

## Professor Christopher Griffiths, MD, FMedSci

Foundation Professor of Dermatology at the University of Manchester

- Published over 530, peer reviewed scientific articles; Lead editor of Rook's Textbook of Dermatology
- Research includes all aspects of psoriasis

## Professor Vincent Piguet, MD, PhD, FRCP

Head of Department of Dermatology, Cardiff University, Welsh Institute of Dermatology, University Hospital of Wales, Cardiff

- Published over 110 publications in the fields of dermatology, dendritic cells, HIV, gene therapy, immunology and vaccination in a range of highly cited peer review journals; On editorial board of several journals, including the Journal of Investigative Dermatology and British Journal of Dermatology
- Received numerous grants (including from Bill & Melinda Gates Foundation) for research in psoriasis, melanoma and immunology

## Professor Alan Menter, MD

Chief of Dermatology, Baylor University Medical Center, Dallas, Texas

- Over 350 publications in medical and dermatology journals; four books; multiple book chapters, On editorial board of many medical journals, including the Journal of Clinical Dermatology and Clinical and Experimental Dermatology
- Clinical director of the National Psoriasis Foundation Gene Bank from 1996 to 2002

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* Timing dependent on capital availability 15 CTA Approved Phase I Trial • Safety, PK, PD studies • Dose/Formulation • Food Effect • 7 D ay Randomized Study Phase IB Tri al Q4 2016 • Mild - Moderate Psoriasis/Topical • Dose Range Study • Clinical Read - Out: Q1 2017 • Proof of Concept/ Conduct ed ex - US Phase II Psoriasis Trial Mild to Moderate Upcoming Anticipated Milestones * 31 Preclinical & Clinical Development • Formulation Development • Toxicity Studies MTD/7 day Non - GLP; 28 day GLP Q1 - 15 Q2 - 15 Q3 - 15 Q4 - 15 Q1 - 16 Q2 - 16 Q3 - 16 Q4 - 16 Q1 - 1 7 Q 2 - 1 7 Q 3 - 1 7 Q 4 - 1 7 Human UV Induced Erythema Proof of Concept Study (Australia)

Financials 2015 ANNUAL RESULTS YEAR END 2015 YEAR END 2014 Net Loss (Decrease of $31.7mn from 2014 ) - $ 6,800 ,000 - $ 38 , 5 00,000 GENERAL AND ADMINISTRATION EXPENSES TWELVE MONTHS ENDING DEC 2015 ( Decrease of $20.2 million or 69.6% from 2014 ) 12 MONTHS DEC 2015 $8,800,000 12 MONTHS DEC 2014 $29,000,000 $7.6 million: Restructuring Cost Savings Office Consolidation Reduced Headcount Lower Rent Expense Lower Operating Expenses $9.4 million: Decrease in non - cash charges $3.2 million: Decrease in legal expenses 32 2015 G&A Expenses Reduced by 69.6 % Compared to 2014

$20mn Senior Convertible Notes 33 • Transaction Closed 10/15/2015 • Payable in 20 monthly installments accruing 8% (per annum interest) • Convertible into Company common stock at $1.12 a share (or at a discount to market price, if lower, at time of conversion) • General corporate purposes and ongoing clinical development • Funds dispersed from control account within certain time periods and milestone achievements - $1mn on closing of transaction : (Received 10/15/2015) - $1mn on positive “Phase I” results: (Received 10/15/2015) - $500k on SEC registration filing: (Received 11/13/2015) - $1mn upon SEC filing of S - 1 Amendment (Received 02/05/2016) - Ongoing monthly negotiated disbursements (Began April 2016)

Capitalization 34 As of March 31 , 201 6 Cash and cash equivalents $ 552,000 Long - term debt $4,170,000 Current Portion of long term debt $12,350,000 Common shares oustanding 15,024,017 Warrants issued after 06/15/15 ( wtd.avg . price of $0.97/share) 4,516,944 W arrants issued before 06/15/15 ( wtd . avg. price of $ 21 . 59 / share) 1, 072,737 O ptions o utstanding ( w td . avg. price of $ 55.30 / share) 840,6 00 Fully diluted shares outstanding (As of May 9, 2016) 28,642,675

# Experienced Management Team

RockCreek Pharmaceuticals, Inc.

## Michael Mullan, MBBS (MD), PhD - Chairman, President & Chief Executive Officer

- Recognized authority on Alzheimer's disease and related disorders - "Top 100 Cited Alzheimer Investigators"
- Former CEO of The Roskamp Institute, a non-profit research organization, funded by multiple agencies, including NIH, DOD and the VA
- Inventor on multiple drug and other patents
- Authored and co-authored over 200 papers on causes and treatments for Central Nervous System disorders including role of inflammation
- Taken drug from preclinical to phase III clinical trials
- Trained as a physician. Medical degree and PhD in molecular genetics, from London University

## William McMahon - Chief Financial Officer

- Significant experience as a Chief Financial Officer in early stage development and pre-revenue companies;
- Chief Financial Officer for private and public companies during 35+ years career including turnaround situations such as Serengeti Eyewear, Inc. and Global Payment Technologies, Inc. & Neptune Minerals, Inc., a leader in deep ocean mineral exploration
- Senior financial position in a national boutique consulting firm, Buccino & Associates, Inc.
- Significant experience with companies in transition and able to manage as a change agent in financial and operational situations

## Theodore Jenkins - Corporate Strategy and Development

- Wide network of relationships within the institutional and corporate healthcare banking investment community with knowledge and insights across the spectrum of biotech and pharmaceutical industry disciplines
- Experienced institutional capital markets professional : 18 years: Alex Brown & Sons, Salomon Brothers, Credit Suisse, FBR and Oppenheimer
- US Naval Officer: Fifteen years, active duty & reserves (Lieutenant Commander)
- MS Business Administration, Carey School, The Johns Hopkins University

## Richard A. Milam – VP, Director of QA, Manufacturing and New Product Development

- Coordinates and manages drug product development, QA/QC, manufacturing processes, analytic methods, regulatory CMC
- New Technologies Manager, Senior R&D Process and Project Engineer, Brown and Williamson
- Nuclear Project Engineer, Department of Naval Reactors; Civilian Contractor (Joint US Navy – DOE Program)
- Bachelor of Science, Mechanical Engineering – Auburn University

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Robert Scannell , • Co - Founder and General Partner of IASO Advisors, LLC, an investment firm focused on healthcare and biotech • Founder and General Partner of Tradewinds Investment Management ($400mn in assets/20 year track record) • Juris Doctorate from Concord Law School, Los Angeles, CA, MBA From Penn State University, Chartered Financial Analyst (CFA) Suni Chundru Samuel • Chief Executive Officer of Sierra Molecular Corporation • Commercialized and developed medical devices, chemistry, molecular tools, developed new product portfolios • Founded her first medical device company, Cambridge Devices • MD from State University of New York and M.B.A. from Harvard Business School Lee Musgrove Canaan • Portfolio manager of a private money management firm founded in 2003 , Chartered Financial Analyst (CFA) • 25 years of financial and public capital markets experience and 35 years of scientific and technical expertise • BS Geological Sciences from USC, MS Geophysics from UT Austin, MBA Finance from The Wharton School at the University of Pennsylvania Scott P. Sensenbrenner • President and CEO of Enzymedica, Inc. • Executive experience in marketing, supply chain, operations and financial management in the natural products industry • Overseen sales and marketing programs in public and private companies • Previously Group Director, Nutrition Division with Perrigo, Inc. (NYSE: PRGO) Michael Mullan, MBBS, PhD - Chairman of the Board Board of Directors 36

Investment Highlights • F ocused on discovery, development and commercialization of prescription pharmaceuticals which exploit the recently discovered cholinergic anti - inflammatory system with d istinct ly different mechanism of action compared to NSAIDs, steroids and biologics • Topical safety and efficacy clinical trial anticipated to begin Q4 2016 for Psoriasis • Platform development opportunity with multiple disease a pplicability • Large multi $ billion market opportunity • Anti - inflammatory effects of lead drug molecule observed in numerous pre - clinical and clinical studies published in peer reviewed scientific journals since 2011 • Extensive in - human experience from pharmaceutical trials and n utraceutical clinical studies and product sales • Completed M.H.R.A. (UK/EU) approved Oral Phase I clinical trial with positive results • Supported by b road intellectual property portfolio and proprietary/scientific know - how • Experienced business and scientific team with direct access to significant development resources 37

For more information, please contact: Theodore Jenkins VP, Corporate Strategy & Development 2040 Whitfield Avenue, Suite 300 Sarasota, FL 34243 (941) 251 - 0488